Exhibit 10.10

FIRST AMENDMENT TO
EMPLOYMENT TERMS

THIS FIRST AMENDMENT TO EMPLOYMENT TERMS (this “First Amendment”), is entered into as of November 28, 2012, by and between MPG Office Trust, Inc., a Maryland corporation, MPG Office, L.P., a Maryland limited partnership (collectively, the “Company”), and Jeanne M. Lazar (the “Employee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Letter (as defined below).

WHEREAS, the Company and the Employee have entered into that certain Employment Terms, effective as of February 15, 2012 (the “Employment Letter”);

WHEREAS, the Company and the Employee mutually desire to amend the Employment Letter as set forth in this First Amendment.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Employee hereby amend the Employment Letter as follows, effective as of the date first above written:

1.    The first sentence of Section 1 of the Employment Letter is hereby amended and restated in its entirety as follows:

“Subject to the provisions for earlier termination provided in this letter, your employment shall be for a term (the “Employment Period”) commencing on the Effective Date and ending on December 31, 2013 (the “Expiration Date”).”

2.    This First Amendment shall be and is hereby incorporated in and forms a part of the Employment Letter.

3.    All other terms and provisions of the Employment Letter shall remain unchanged except as specifically modified herein.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the parties hereto.

MPG OFFICE TRUST, INC., a Maryland corporation

By:	/s/ CHRISTOPHER M. NORTON
	Name:	Christopher M. Norton
	Title:	Executive Vice President, General Counsel and Secretary

MPG OFFICE, L.P., a Maryland limited partnership

By: MPG Office Trust, Inc.
Its: General Partner

By:	/s/ CHRISTOPHER M. NORTON
	Name:	Christopher M. Norton
	Title:	Executive Vice President, General Counsel and Secretary

EMPLOYEE

By:	/s/ JEANNE M. LAZAR
	Name:	Jeanne M. Lazar